UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2024

ORION S.A.

(Exact name of registrant as specified in its charter)

Grand Duchy of Luxembourg	001-36563	00-0000000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1700 City Plaza Drive, Suite 300 Spring, Texas 77389 (Address of principal executive offices, including zip code)

(281) 318-2959

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Shares, no par value	OEC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On August 10, 2024, Orion S.A. (the “Company”) determined that a Company employee, who is not a Named Executive Officer, was the target of a criminal scheme that resulted in multiple fraudulently induced outbound wire transfers to accounts controlled by unknown third parties. As a result of this incident, and if no further recoveries of transferred funds occur, the Company expects to record a one-time pre-tax charge of approximately $60 million for the unrecovered fraudulent wire transfers. The Company has cooperated, and will continue to cooperate, with law enforcement as appropriate, and intends to pursue recovery of these funds through all legally available means, including potentially available insurance coverage. To date, the Company has not found any evidence of additional fraudulent activity and currently does not believe the incident resulted in any unauthorized access to data or systems maintained by the Company. However, the Company’s investigation into the incident and its impacts on the Company, including its internal controls, remains ongoing. The business and operations were not affected.

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that involve risks and uncertainties. All statements other than statements of historical fact are forward-looking statements, including statements regarding: the Company’s ongoing investigation into and remediation of the incident described above; the nature and extent of the incident; the Company’s mitigation and remediation efforts, including the potential recovery of funds and potential availability of insurance coverage; the potential disruption to our business or operations; and the potential impact on the Company’s reputation, financial condition and results of operations. These forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause actual results to differ materially from expectations as of the date of this filing. Among the factors that could cause actual results to differ materially from those indicated in the forward-looking statements are risks and uncertainties associated with the ongoing investigation and remediation of the incident, as well as other risks listed or described from time to time in our most recent Annual Report on Form 10-K and in our other filings with the U.S. Securities and Exchange Commission. Except as required by law, the Company assumes no obligation to update any of the statements in this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ORION S.A.

Date: August 12, 2024	By:	/s/ Jeffrey Glajch
		Name:	Jeffrey Glajch
		Title:	Chief Financial Officer